Supplement dated October 17, 2022 to the Statutory Prospectus dated May 1, 2022, for the Pacific Odyssey (offered on or after October 1, 2013)

variable annuity contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to modify the annual charge for certain optional living benefit riders. This supplement must be preceded or accompanied by the Statutory Prospectus (the “Prospectus”) for your Contract, as supplemented. All information on your Prospectus dated May 1, 2022, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at PacificLife.com/Prospectuses. Please retain it for future reference.

Effective November 1, 2022, all references in the Prospectus to the current annual charge percentage for the following optional living benefit rider will change to the following:

Current Annual
Charge Percentage
Investment Guard (5-Year Option) – 10% Buffer	0.95%
Investment Guard (7-Year Option) – 10% Buffer	0.60%
Investment Guard (7-Year Option) – 15% Buffer	0.85%
Investment Guard (10-Year Option) – 10% Buffer	0.40%
Investment Guard (10-Year Option) – 15% Buffer	0.50%
Investment Guard (10-Year Option) – 20% Buffer	0.70%

If your Rider Effective Date is before November 1, 2022, this does not change your rider charges. The Maximum Annual Charge Percentage is not changing for the optional riders listed above. Please see the CHARGES, FEES AND DEDUCTIONS – Optional Living Benefit Rider Charges section in the Prospectus for complete information.

Form No. OD13STSUP1022